Exhibit 99.1

Press Release

ON Semiconductor Announces Redemption of its 2.625% Convertible Senior Subordinated Notes Due 2026, Series B

PHOENIX, Ariz. – Nov. 17, 2016 – ON Semiconductor Corporation (Nasdaq: ON) today announced that it is exercising its option to redeem all remaining outstanding 2.625% Convertible Senior Subordinated Notes due 2026, Series B (CUSIP No. 682189AH8) (the “Notes”) amounting to an aggregate principal amount of $356.93 million. The redemption date will be December 20, 2016. ON Semiconductor expects to fund the payment of this redemption using available liquidity.

The redemption price is equal to $1,000 per $1,000 principal amount of the Notes plus accrued and unpaid interest to, but excluding, the redemption date. Payment of the redemption price will be made upon surrender of the Notes at the address provided by the trustee of the Notes in the notice of redemption. A copy of the notice of redemption may be obtained from Deutsche Bank Trust Company Americas, as trustee and conversion agent, by calling 1-800-735-7777.

The holders of the Notes have the right to convert their Notes into shares of common stock of ON Semiconductor at a conversion rate of 95.2381 shares per $1,000 principal amount of Notes until the close of business on December 19, 2016. ON Semiconductor will satisfy its conversion obligation with respect to each $1,000 principal amount of Notes tendered for conversion by delivering cash equal to the sum of the daily conversion values, including cash for any net share amount. The observation period will include the 20 consecutive trading days beginning on and including the third trading day after the delivery of a conversion notice to the conversion agent. Holders who wish to convert their Notes must comply with the procedures in the Notes. Contact information for the conversion agent is as follows:

DB Services Americas, Inc.

5022 Gate Parkway

Jacksonville, Florida, 32256 USA

Mailstop JCK01-0218

Tel. +1(877)843-9767

Fax +1(615)866.3889

Email db.reorg@db.com

About ON Semiconductor

ON Semiconductor (Nasdaq: ON) is driving energy efficient innovations, empowering customers to reduce global energy use. The company is a leading supplier of semiconductor-based solutions, offering a comprehensive portfolio of energy efficient power management, analog, sensors, logic, timing, connectivity, discrete, SoC and custom devices. The company’s products help engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, medical, aerospace and defense applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, a robust compliance and ethics program, and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the plans and expectations and the future financial performance of ON Semiconductor. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenues and operating performance; economic conditions and markets (including current financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products, changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; legislative, regulatory and economic developments; competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and dispositions (including from integrating and consolidating and timely filing financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses and difficulties encountered in accurately predicting the future financial performance of acquired businesses); risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements, as well as man-made and/or natural disasters affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements, including laws, rules and regulations related to taxes; risks involving environmental or other governmental regulation; and risks associated with our recent acquisition of Fairchild Semiconductor International, Inc. (“Fairchild”), including: (1) intellectual property litigation matters relating to Fairchild and litigation challenging the transaction; (2) our ability to retain key personnel; (3) competitive responses to the transaction; (4) unexpected costs, charges or expenses resulting from the transaction; (5) adverse reactions or changes to business relationships resulting from the transaction; (6) our ability to realize the benefits of the acquisition of Fairchild; (7) delays, challenges and expenses associated with integrating the businesses; and (8) our ability to comply with the terms of the indebtedness incurred in connection with the transaction.. Additional factors that could cause results to differ materially from those projected in the forward-looking statements are contained in ON Semiconductor’s 2015 Annual Report on Form 10-K filed with the SEC on February 20, 2016, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the SEC. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results, including our liquidity, could be materially adversely affected, our ability to repay outstanding indebtedness could be impacted, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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Contacts

Kris Pugsley	Parag Agarwal
Corporate/Media Communications	Investor Relations
ON Semiconductor	ON Semiconductor
(312) 909-0661	(602) 244-3437
kris.pugsley@onsemi.com	parag.agarwal@onsemi.com